UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012 (January 26, 2012)

MARTHA STEWART LIVING OMNIMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West 26th Street New York, NY 10001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 827-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, Martha Stewart Living Omnimedia, Inc. (the “Company”) increased the number of directors constituting its Board of Directors (the “Board”) from eleven to twelve directors and elected Margaret M. Smyth to fill the vacancy so created. Ms. Smyth was appointed to the Audit Committee and the Finance Committee.

Ms. Smyth most recently served as Vice President and Chief Financial Officer of Hamilton Sundstrand, which is part of United Technologies Corp. Prior to that, she served as Vice President and Corporate Controller of UTC. Ms. Smyth has previously held financial leadership positions at 3M Corporation, Deloitte & Touche and Arthur Andersen. In addition, she currently serves as a member of the IFRS Interpretations Committee, IASB in London. Ms. Smyth holds a B.A. from Fordham University and a M.S. from New York University’s Stern School of Business.

Ms. Smyth will receive compensation as an independent director pursuant to the Company’s standard independent director compensation plan. The Company pays its independent directors an annual retainer of $40,000, payable quarterly in equal installments. Each independent director also receives a meeting fee of $1,500 for Board and committee meetings in which the director participates in person and a fee of $1,000 for Board and committee meetings in which a director participates telephonically. All of the Company’s directors receive reimbursement of expenses incurred in connection with participation in Board and committee meetings.

Ms. Smyth will receive a grant of restricted stock units representing the right to receive shares of the Company’s Class A Common Stock valued at $50,000 on the date awarded which will be the first business day of February 2012 in accordance with the Company’s policy on equity issuances. The restricted stock units will vest on the first anniversary of their grant date.

On January 26, 2012, the Company issued a press release related to the election of Ms. Smyth. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: January 31, 2012	By:	/s/ Daniel Taitz
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated January 26, 2012.

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